Exhibit 10.1

OPGEN, INC.

9717 Key West Ave, Suite 100

Rockville, MD 20850

February 7, 2024

To the Holder of February 2018, February 2021, March 2021, October 2021, October 2022, January 2023, and May 2023 Warrants to Purchase Common Stock

Re:	Amendment to Inducement Offer Letter

Dear Holder:

Reference is hereby made to that certain inducement offer letter, dated October 12, 2023 (the “Original Inducement Letter”), from OpGen, Inc. (the “Company”) to you (“Holder”, “you” or similar terminology), as amended by that certain letter amendment, dated October 26, 2023 (the “Amendment,” and together with the Original Inducement Letter, the “Inducement Letter Agreement”), relating to the opportunity to receive new warrants to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), upon the exercise by you of certain warrants, currently held by you and issued to you on February 2018, February 2021, March 2021, October 2021, October 2022, January 2023 and May 2023 (the “Existing Warrants”), on the terms and conditions set forth in the Inducement Letter Agreement. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Inducement Letter Agreement.

The Company desires to further amend the Inducement Letter Agreement in order to extend the Inducement Offer provided to you pursuant to the Inducement Letter Agreement until April 30, 2024. Accordingly, the term “Exercise Period” as used in the Inducement Letter Agreement is amended to mean the period from the date of the Inducement Letter Agreement and until 7:30 am, Eastern Time, on April 30, 2024.

Except as specifically modified by this letter, the Inducement Letter Agreement shall continue in full force and effect on the terms and conditions specified therein.

[signature page follows]

Sincerely yours,

OPGEN, INC.

By:	/s/ Oliver Schacht
Name:	Oliver Schacht
Title:	Chief Executive Officer

[Holder Signature Page Follows]

Accepted and Agreed to:

Name of Holder: _________________________________________________

Signature of Authorized Signatory of Holder: _________________________________________________

Name of Authorized Signatory: _________________________________________________

Title of Authorized Signatory: _________________________________________________

[Holder signature page to Amendment to Inducement Offer]